UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)    September 24, 2004
                                                       -------------------------


                          LEUCADIA NATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


         1-5721                                           13-2615557
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(Commission File Number)                       (IRS Employer Identification No.)



315 PARK AVENUE SOUTH, NEW YORK, NEW YORK                          10010
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 (Address of Principal Executive Offices)                       (Zip Code)


                                  212-460-1900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

           On September 24, 2004, the Company's wholly owned subsidiary, WilTel Communications Group, Inc., and certain of its subsidiaries ("WilTel") refinanced its existing $375 million credit agreement by entering into a Third Amended and Restated Credit and Guaranty Agreement (the "New Credit Agreement"). The New Credit Agreement consists of a $240 million first lien term loan facility (the "First Lien Term Loan Facility"), a $120 million second lien term loan facility (the "Second Lien Term Loan Facility") and a $25 million revolving credit facility (the "Revolving Credit Facility"). WilTel also used $90.0 million of its cash and investments to repay in full one of the outstanding notes that was secured by its headquarters building ($54.6 million including accrued interest), reduce the amount outstanding under its credit agreement ($15 million), reduce the amount outstanding under the other note that is secured by its headquarters building ($13.3 million) and pay expenses. The New Credit Agreement has not been guaranteed by Leucadia National Corporation and is not secured by any of the Company's assets other than the assets of WilTel.

           The First Lien Term Loan Facility requires quarterly principal payments of approximately $632,000 commencing December 31, 2004 through June 30, 2009, and quarterly principal payments of $57 million thereafter until final maturity on June 30, 2010. The Second Lien Term Loan Facility matures on December 31, 2010. However, if WilTel does not refinance its obligations under the remaining promissory note that is secured by its headquarters building ($60.4 million outstanding) prior to October 1, 2009, then the First Lien Term Loan Facility will mature on October 1, 2009, and if such promissory note is not refinanced by January 1, 2010, then the Second Lien Term Loan Facility will mature on January 1, 2010. The Revolving Credit Facility will terminate on September 24, 2009.

           The New Credit Agreement is subject to mandatory prepayment following the occurrence of certain events, including, with certain exceptions, with the proceeds of issuances of capital stock or incurrence of certain indebtedness by WilTel or its subsidiaries, sales of certain assets, Excess Cash Flow (as defined in the New Credit Agreement) beginning in 2005 and in certain other circumstances.

           Loans under the New Credit Agreement bear interest at a variable rate based upon either the prime rate or LIBOR, at WilTel's option, plus a specified margin in each case. Currently, the rate on the First Lien Term Loan Facility is 7.25% and the rate on the Second Lien Term Loan Facility is 9.5%. These interest rates will be recalculated periodically based on changes in the LIBOR and prime rates.

           WilTel's obligations under its credit agreement are secured by substantially all of its assets other than those assets securing its headquarters building, for which the New Credit Agreement lenders have a second priority lien, and its aircraft capital lease. The New Credit Agreement contains various financial covenants and customary restrictive covenants with respect to incurring additional indebtedness or guarantees, creating liens or other encumbrances on their assets or revenues and certain other matters. The New Credit Agreement includes a Change of Control provision (as defined in the New


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
Credit Agreement), which is an event of default applicable to the First Lien Term Loan Facility and a triggering event for WilTel's obligation to offer to prepay the Second Lien Term Loan Facility.


           Copies of the New Credit Agreement and the related Second Amended and Restated Security Agreement are attached hereto as Exhibits 9.01 and 9.02, respectively, and are incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(c) Exhibits.

      Exhibit No.     Description
      -----------     -----------

      99.1 Third Amended and Restated Credit And Guaranty Agreement, dated as of September 8, 1999, as amended and restated as of April 25, 2001, as further amended and restated as of October 15, 2002, and as further amended and restated as of September 24, 2004, among WilTel Communications Group, Inc., WilTel Communications, LLC, certain of its domestic subsidiaries, as loan parties, the several banks and other financial institutions or entities from time to time parties thereto as lenders, Credit Suisse First Boston, acting through its Cayman Islands branch, as administrative agent, as first lien administrative agent and as second lien administrative agent, and Wells Fargo Foothill, LLC, as syndication agent.

      99.2 Second Amended and Restated Security Agreement, dated as of April 23, 2001, as amended and restated as of October 15, 2002, and as further amended and restated as of September 24, 2004, among WilTel Communications Group, Inc., WilTel Communications, LLC, and the additional grantors party thereto in favor of Credit Suisse First Boston, acting through its Cayman Islands branch, as administrative agent, as first lien administrative agent and as second lien administrative agent.




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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LEUCADIA NATIONAL CORPORATION
                                            -----------------------------
                                                    (Registrant)


Date: September 30, 2004                    /s/ Joseph A. Orlando
                                            ----------------------------------
                                            Name: Joseph A. Orlando
                                            Title: Vice President and Chief
                                                   Financial Officer






















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
                                 EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

99.1 Third Amended and Restated Credit And Guaranty Agreement, dated as of September 8, 1999, as amended and restated as of April 25, 2001, as further amended and restated as of October 15, 2002, and as further amended and restated as of September 24, 2004, among WilTel Communications Group, Inc., WilTel Communications, LLC ("WilTel"), certain of WilTel's domestic subsidiaries, as loan parties, the several banks and other financial institutions or entities from time to time parties thereto as lenders, Credit Suisse First Boston, acting through its Cayman Islands branch, as administrative agent, as first lien administrative agent and as second lien administrative agent, and Wells Fargo Foothill, LLC, as syndication agent.

99.2 Second Amended and Restated Security Agreement, dated as of April 23, 2001, as amended and restated as of October 15, 2002, and as further amended and restated as of September 24, 2004, among WilTel Communications Group, Inc., WilTel Communications, LLC, and the additional grantors party thereto in favor of Credit Suisse First Boston, acting through its Cayman Islands branch, as administrative agent, as first lien administrative agent and as second lien administrative agent.










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